EXHIBIT 10.3


                              SEVERANCE AGREEMENT

            SEVERANCE AGREEMENT, dated as of February 10, 1999, by and among WORLDTEX, INC., a Delaware corporation ("WTX"), and RICHARD J. MACKEY (the "Executive").

                             W I T N E S S E T H :
                             -------------------

            WHEREAS, the Executive has been employed as an executive of WTX pursuant to an Employment Contract dated as of November 15, 1993, as amended (the "Employment Contract"); and

            WHEREAS, the parties wish to terminate the Employment Contract and end the employment relationship thereunder on mutually agreeable terms;

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the parties hereto agree as follows:

            1.    TERMINATION OF EMPLOYMENT CONTRACT.
                  -----------------------------------

                  The Employment Contract and all rights and obligations arising thereunder are terminated effective as of the date of this Agreement.

            2.    RESIGNATIONS AND TERMINATION OF EMPLOYMENT.
                  -------------------------------------------

                  The Executive hereby resigns as a director, officer and employee of WTX, as an officer and director of all of WTX's Subsidiaries or Affiliates and from all corporate committees of WTX or of any such Subsidiaries or Affiliates, effective as of the date of this Agreement. For purposes of this

Agreement, a "Subsidiary" of a corporation shall mean any corporation, association or other business entity which is required to be consolidated with such corporation under generally accepted accounting principles, and an "Affiliate" of a corporation shall mean a person or other entity that directly or indirectly controls, or is controlled by, or is under common control with such corporation.

            3.    PAYMENTS TO THE EXECUTIVE.
                  --------------------------

                  WTX shall pay the Executive the following amounts:

                  (a) $675,000, representing 300% of his current annual salary, payable on the eighth day after the date of this Agreement;

                  (b) The bonus the Executive is entitled to receive for services rendered during 1998 under Section 4(c) of the Employment Contract, payable when and as provided in such Section (which bonus shall be calculated without giving effect to any special charges relating to the closing of the Rubyco fine denier operations in 1998); and

                  (c) The supplemental retirement benefit that the Executive is entitled to receive pursuant to Section 19 of the Employment Contract, in the amount of $18,567 per month, payable on the first business day of each month for 120 consecutive months, commencing with the month next following the date of this Agreement. If Executive shall die prior to the payment of all amounts payable under this clause (c), all such remaining payments shall be made to Executive's estate or his designated beneficiary.

            4.    OPTIONS AND BENEFIT PLANS.
                  --------------------------

                  (a) The Executive will be entitled to exercise in accordance with their terms his outstanding stock options to purchase 300,000 shares of WTX common stock, it being understood that, solely for purposes of the provisions of such options, Executive shall be deemed to be an employee of WTX and such employment shall be deemed terminated upon termination of the Consulting Agreement (as defined below).

                  (b) WTX acknowledges that the Executive's benefits under the Worldtex Profit Sharing and Retirement Savings Plan (which includes the WTX 401(k) plan) (the "ESOP") are fully vested.

            5.    OTHER BENEFITS.
                  ---------------

                  (a) WTX and the Executive agree that, effective as of the date of this Agreement, the Executive shall be entitled to retain the possession, and WTX shall transfer ownership, of the 1999 Mercedes Benz 500 automobile provided to the Executive by WTX.

                  (b) WTX agrees to provide, at its expense, coverage to Executive under the medical insurance plans or policies generally applicable to employees of WTX, as such may be modified from time to time, so long as the Consulting Agreement continues in effect. WTX will not provide the enhanced benefits currently provided by WTX to the Executive under the Employment Contract. Executive acknowledges and confirms that he is electing the medical insurance coverage set forth in this Section 5(b) in lieu of all rights to COBRA continuation coverage to which he would otherwise be entitled under WTX's medical insurance plans or policies pursuant to Section 4980B of the Internal
Revenue  Code  or  Sections   601-608  of  ERISA.

            6.    CONSULTING AGREEMENT.
                  ---------------------

                  Simultaneously with the execution of this Agreement, WTX and the Executive shall execute a consulting agreement in the form attached to this Agreement as Exhibit A (the "Consulting Agreement"), which shall become effective on the date of this Agreement if the Executive shall not have revoked this Agreement at or before expiration of the period specified in Section 10 hereof.

            7.    NONSOLICITATION, NONCOMPETITION AND
                  CONFIDENTIALITY AGREEMENTS.
                  -----------------------------------

                  (a) For a period of one year following the execution of this Agreement, the Executive shall not, directly or indirectly, solicit any person who is employed by WTX or any of its Subsidiaries or Affiliates to (A) terminate his or her employment with WTX or such other company, or (B) accept employment with anyone other than WTX or such other company.

                  (b) The Executive agrees that he will not, directly or indirectly (individually or for, with or through any other person, firm or corporation), compete with WTX or any of its Subsidiaries or Affiliates for a period of three years following his termination of employment with WTX with respect to any business carried on by WTX or any of its Subsidiaries or Affiliates as of the date of this Agreement. Notwithstanding the foregoing, the Executive shall be permitted to own not in excess of one percent of any class of securities of any publicly traded company, provided the Executive is not part of any controlling group and is solely a passive investor.

                  (c) All confidential information which the Executive may now have or may have obtained during his employment by WTX relating to the business of WTX or any Subsidiary or Affiliate thereof shall not be disclosed to any other person (except as required by law) without the prior written permission of WTX, and Executive shall return all tangible evidence of such confidential information to WTX on the date of this Agreement or promptly thereafter following discovery thereof. Such information shall not include any information otherwise publicly known.

                  (d) The Executive shall also, no later than the date of this Agreement, or promptly thereafter following the Executive's discovery thereof, return to WTX any credit cards, cardkey passes, computer access codes, door and file keys, and other property provided by WTX, if any.

                  (e) All of Executive's interest in patents, patent applications, inventions, technological innovations, copyrights, developments and processes during his employment by WTX owned or developed by Executive relating to the business of WTX or any affiliate of WTX, shall belong to WTX, and without further compensation, but at WTX's expense, forthwith upon request of WTX, Executive shall execute any and all such assignments and other documents and take any and all such other action as WTX may reasonably request in order to vest in WTX all Executive's right, title and interest in and to such patents, patent applications, inventions, technological innovations, copyrights, developments or processes, free and clear of liens, charges and encumbrances.

                  (f) In the event of a breach or threatened breach of the provisions of this Section 7, the Executive acknowledges that WTX will be entitled to seek from a court any interim or provisional relief that may be necessary to protect WTX's rights or property pending the arbitral tribunal's determination of the merits of the controversy.

                  (g) If it is  determined  that any of the  provisions  of this
Section 7, or any part thereof, is unenforceable because of the duration or scope of such provision, it is the intention of the parties that the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable.

            8.    RELEASES.
                  ---------

                  (a) The Executive, having received independent legal advice, voluntarily and knowingly releases WTX, each of its Subsidiaries and Affiliates and their respective officers and directors from any and all claims, actions, and causes of action he has or may have arising on or before the date of this Agreement, whether known or unknown, relating to his employment by, or termination of employment with, WTX or any of its Subsidiaries and Affiliates, including, without limitation, (a) those arising under the Age Discrimination in Employment Act of 1967, as amended, and other federal, state or local human and civil rights, employment discrimination or labor laws, and (b) those arising under the Employment Contract, except that the Executive does not release (i) his right to have WTX perform its obligations under this Agreement or the Consulting Agreement, (ii) his right to benefits under the ESOP, (iii) any claim, action or cause of action against an officer or director of WTX or any of its Subsidiaries or Affiliates for an intentional tort as to which the primary factual basis is not known by the Executive as of the date of this Agreement or
(iv) his right to indemnification under (1) the certificate of incorporation or bylaws of WTX or any of its Subsidiaries or Affiliates of which he has been an officer or director, (2) the laws of the state of incorporation of WTX or any such Subsidiary or Affiliate, or (3) any insurance policy maintained by WTX or any such Subsidiary of Affiliate, as the case may be. The Executive acknowledges that he was given a period of at least 21 days to consider whether to execute this Agreement and during such period he consulted with counsel of his choosing. The Executive further acknowledges that he has carefully read the release set forth in this paragraph, fully understands it, is signing this Agreement voluntarily, and is receiving consideration for the release.

                  (b) WTX, each of its Affiliates and Subsidiaries, voluntarily and knowingly releases the Executive from any and all claims, actions and causes of action it has or may have arising on or before the date of this Agreement, whether known or unknown, except that WTX does not release its right to have the Executive perform his obligations under this Agreement or the Consulting

Agreement or any claim, action or cause of action that WTX, any of its Affiliates or Subsidiaries may have against the Executive to the extent it is determined by a final judgment adverse to the Executive that the Executive's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, or the Executive personally gained in fact a financial profit or other advantage to which he was not legally entitled.

            9.    COOPERATION IN LITIGATION.
                  --------------------------

                  The Executive shall cooperate and generally make himself available to give testimony and assistance in connection with any litigation or arbitration proceeding or any proceeding or investigation initiated by any governmental authority or agency involving WTX or any of its Subsidiaries or
Affiliates  and  arising  out  of  activities  of WTX  or  its  Subsidiaries  or
Affiliates  prior to the date of this  Agreement  and  during  the period of his employment  with  WTX.  WTX  or  one of its  Subsidiaries  or  Affiliates  shall reimburse the Executive for, or advance to the Executive, all reasonable out-of-pocket travel and other expenses incurred by the Executive at the specific request of WTX in connection with the Executive's testimony, cooperation and assistance under this Section 9. Such expenses shall be reimbursed or advanced promptly after the Executive's submission to WTX of statements in such reasonable detail as WTX may require. Time spent performing Executive's obligations under this Section 9 shall be deemed to be time spent consulting pursuant to the Consulting Agreement and, accordingly, the Executive's compensation for performing his obligations under this Section 9 shall be governed by the Consulting Agreement.

            10.   OPPORTUNITY  FOR  REVIEW  BY  COUNSEL
                  AND  PERIOD  TO  REVOKE AGREEMENT.
                  -------------------------------------

                  The Executive acknowledges that he has been advised to consult with an attorney before executing this Agreement. The Executive shall have seven days after executing this Agreement (until February 17, 1999) to revoke it by providing written notice to the President of Worldtex within the seven day period, whereupon the rights and obligations of the parties to this Agreement and the Consulting Agreement shall be revoked retroactively to the date of this Agreement, and WTX and the Executive shall return to each other any amounts or other benefits provided under this Agreement or the Consulting Agreement.

            11.   RIGHTS RELATING TO EMPLOYMENT AND TERMINATION.
                  ----------------------------------------------

                  This Agreement and the Consulting Agreement integrates and embodies all understandings and agreements among the Executive, WTX and/or any of its Subsidiaries or Affiliates in connection with the Executive's employment and termination of employment with WTX or any of its Subsidiaries or Affiliates. Except as specifically provided in this Agreement and the Consulting Agreement, the Executive shall not be entitled to any payments or other benefits on account of his having been employed by, or having terminated his employment with, WTX or any of its Subsidiaries or Affiliates.

            12.   WITHHOLDING.
                  ------------

                  WTX shall withhold from all amounts payable to the Executive under this Agreement all federal, state and local taxes required by law to be withheld with respect to such payments. The withholding amounts for payments or other benefits to be made or provided under this Agreement on the eighth day after the date of this Agreement are set forth on Exhibit B.

            13.   NOTICE.
                  -------

                  Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or on the fifth day after being sent by registered or certified mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently give notice of:

                  If to WTX:                Worldtex,  Inc.
                                            Westover Park, Suite 106
                                            915 Tate Boulevard,  S.E.
                                            Hickory,  North Carolina 28602
                                            Attention:  President

                  If to the Executive:      Richard J. Mackey
                                            107 Legendary Circle
                                            Palm Beach Gardens, Florida 33418

            14.   AMENDMENT OR WAIVER.
                  --------------------

                  No provision in this Agreement may be amended unless such amendment is agreed to in writing, signed by the Executive and by an authorized officer of WTX. No waiver by either party hereto of any breach by the other party of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of WTX, as the case may be.

            15.   SEVERABILITY.
                  -------------

                  In the event that any provision of this Agreement shall be held to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

            16.   HEADINGS.
                  ---------

                  The headings of sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

            17.   COUNTERPARTS.
                  -------------

                  This  Agreement  may be executed in one or more  counterparts.

            18.   REFERENCES.
                  -----------

                  In the event of the Executive's death or a judicial determination of his incompetence, references in this Agreement to the Executive shall be deemed, where appropriate, to refer to his legal representative or to his beneficiary or beneficiaries.

            19.   BINDING AGREEMENT; ASSIGNMENT.
                  ------------------------------

                  Except as provided in Section 10 hereof, this Agreement is binding upon the parties hereto and their respective successors, heirs and assigns. No rights or obligations under this Agreement may be assigned or transferred by the Executive except that the Executive's rights to compensation and benefits hereunder shall, in the event of death, pass to his estate, or to his designated beneficiary, and may be transferred by will or operation of law. In the event of a future disposition of (or including) the properties and business of WTX, substantially as an entirety, by merger, consolidation, sale of stock or assets or otherwise, then WTX shall require the acquiring or surviving corporation (which shall be substituted for WTX hereunder) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that WTX would have been required to perform it had no such disposition occurred. The Executive's rights under this Agreement shall not be transferable by assignment or otherwise, shall not be subject to commutation or encumbrance and shall not be subject to the claims of the Executive's creditors.

            20.   PAYMENT OBLIGATION ABSOLUTE.
                  ----------------------------

                  Except as provided in Section 10 hereof, WTX's obligation to make payments provided for in this Agreement and otherwise perform its obligations hereunder shall be absolute and unconditional and shall not be affected by any setoff, counterclaim, recoupment, defense or other circumstance or rights which WTX may have against the Executive or anyone else (including without limitation any rights which WTX may have against the Executive for violation of Section 7 of this Agreement), all of which shall be required to be asserted in independent proceedings. The Executive shall not be required to mitigate the amount of any payment provided for herein by seeking other employment or taking any other action nor shall the amount of any payment provided for herein be reduced by amounts earned by the Executive from other employment or otherwise.

            21.   ARBITRATION; INDEMNIFICATION.
                  -----------------------------

                  (a) Any controversy or claim arising out of or in connection with this Agreement shall be settled by arbitration held in New York City in accordance with the rules of the American Arbitration Association then in effect, and judgment upon the award rendered (including an award for money damages) may be entered in any court having jurisdiction. The costs of the arbitration proceedings shall be borne by WTX. Either party may, without inconsistency with this Agreement, seek from a court any interim or provisional relief that may be necessary to protect the rights or property of that party pending the arbitral tribunal's determination of the merits of the controversy.

                  (b) In addition to (and not in lieu of) any of the Executive's rights to indemnification or otherwise, contained in WTX's certificate of incorporation, by laws or any other agreement, if any action, suit, proceeding (including any arbitration proceeding) or claim shall be brought or asserted with respect to the enforcement or interpretation of this Agreement or any provision contained herein, WTX, to the full extent permitted by applicable law and its certificate of incorporation and by-laws as in effect on the date hereof, hereby indemnifies the Executive for his reasonable attorneys' fees and other expenses incurred in connection with such action, suit, proceeding or claim and agrees to pay or reimburse the same promptly upon demand by the Executive (plus interest at the applicable Federal rate provided in Section 7872(f)(2) of the Internal Revenue Code of 1986, as amended), provided that WTX shall not be obligated to indemnify the Executive under this Agreement with respect to any action, suit, proceeding or claim brought by the Executive in which it is finally determined that the Executive's interpretations of this Agreement at issue, taken as a whole, are less correct than the interpretations asserted by WTX. WTX shall preserve and make available to the Executive all documents and information now or hereafter in the possession of WTX which may be required by the Executive for the prosecution or defense of any such action, suit, proceeding or claim.

            22.   GOVERNING LAW.
                  --------------

            This Agreement shall be governed by the laws of the State of New York. IN WITNESS WHEREOF, the Executive and WTX have caused this Agreement to be executed as of the day and year first above written.

                                                WORLDTEX, INC.

                                                By: _______________________



                                                ________________________________
                                                        Richard J. Mackey

                                                                       EXHIBIT A


                              CONSULTING AGREEMENT

            CONSULTING  AGREEMENT,   made  as  of  February  10,  1999,  between
WORLDTEX, INC., a Delaware corporation ("WTX"), and RICHARD J. MACKEY (the "Consultant").

                             W I T N E S S E T H :
                             --------------------

            WHEREAS, the Consultant has previously been employed as an executive of WTX and the parties now wish to enter into an arrangement whereby the Consultant will act as a consultant to WTX.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the parties hereto agree as follows:

            1.    TERM.
                  -----

                  The term of this Agreement shall commence on the date of this Agreement and end on the day preceding the third anniversary of the date of this Agreement, unless the Agreement is earlier terminated due to Cause (as defined below).

            2.    SERVICES.
                  ---------

                  During the term of this Agreement, WTX shall retain the Consultant as a consultant to WTX. During that period the Consultant shall consult with and advise the officers of WTX with respect to such matters involving the business and affairs of WTX as the officers may from time to time present to him, which consultation may be made by telephone upon Consultant's request. Unless Disability (as defined below) has occurred, the Consultant shall be obligated to devote the equivalent of 15 business days to his consulting duties during any yearly period (treating the balance of 1999 after the date of this Agreement as a yearly period for these purposes to the extent his physician advises his health permits). Such consultation shall be rendered at such times as the Consultant shall reasonably advise WTX's chief executive officer are appropriate giving effect to his then regular personal and other business activities. WTX's chief executive officer shall give the Consultant reasonable advance notice of any requirements for consultation, and the Consultant shall use his reasonable best efforts to perform such consultation on the schedule requested. Where the Consultant is required to render any service on a particular day, he shall receive credit for a full day's service. WTX may terminate this Agreement without any further obligation hereunder in the event Cause has occurred.

            3.    FEES AND EXPENSES.
                  ------------------

                  (a) On the first business day of every month during the term of this Agreement commencing with the month after the date of this Agreement, WTX shall pay the Consultant a fee of $4,767 in full payment for his services under this Agreement. In the event of the Consultant's death or Disability during the term of this Agreement, any remaining fees payable during the term of this Agreement shall become payable in monthly installments to the Consultant's beneficiaries. If the Consultant is requested by WTX to perform and the Consultant consents and does perform consulting services hereunder in excess of 15 days per year he shall be paid at a rate of $250 per hour.

                  (b) The Consultant shall be entitled to reimbursement for expenses reasonably and necessarily incurred by him in connection with the performance of his consultation duties, in accordance with WTX's then applicable procedures, including without limitation reimbursement for travel and related expenses to and from whatever may be his then current place of residence or place where he may be conducting other business activities.

            4.    DEFINITIONS OF DISABILITY AND CAUSE.
                  ------------------------------------

                  (a) "Cause" shall have occurred if the Consultant is convicted of a felony relating to the conduct of the business of WTX or any affiliate of WTX, the Consultant commits an act of personal dishonesty which is intended to personally enrich the Consultant or members of his family at the financial expense of WTX or any affiliate of WTX, or the Consultant fails to perform his obligations under this Agreement in any material respect, other than due to death or Disability, after being given five business days in which to cure his failure to perform.

                  (b) "Disability" shall have occurred if the Consultant has been physically or mentally incapacitated or disabled for a period of six consecutive months to an extent which renders the Consultant unable to perform his services as evidenced by the written confirmation of Consultant's physician and, if WTX shall so require, an independent physician.

            5.    NOTICE.
                  -------

                  Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or on the fifth day after being sent by registered or certified mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently give notice of:

            If to  WTX:                 Worldtex, Inc.
                                        Westover Park, Suite 106
                                        915 Tate Boulevard, S.E.
                                        Hickory, North Carolina 28602

                                        Attention:  President

            If to the  Executive:       Richard J. Mackey
                                        107 Legendary Circle Palm
                                        Beach Gardens, Florida  33418

            6.    AMENDMENT OR WAIVER.
                  --------------------

                  No provision in this Agreement may be amended unless such amendment is agreed to in writing, signed by the Consultant and by an authorized officer of WTX. No waiver by either party hereto of any breach by the other party of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Consultant or an authorized officer of WTX, as the case may be.

            7.    SEVERABILITY.
                  -------------

                  In the event that any provision of this Agreement shall be held to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

            8.    HEADINGS.
                  ---------

                  The headings of sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

            9.    COUNTERPARTS.
                  -------------

                  This Agreement may be executed in one or more counterparts.

            10.   ASSIGNMENTS.
                  ------------

                  No rights or obligations under this Agreement may be assigned or transferred by the Consultant except that the Consultant's rights to compensation and benefits hereunder shall, in the event of death, pass to his estate, or to his designated beneficiary, and may be transferred by will or operation of law. In the event of a future disposition of (or including) the properties and business of WTX, substantially as an entirety, by merger, consolidation, sale of stock or assets or otherwise, then WTX shall require the acquiring or surviving corporation (which shall be substituted for WTX hereunder) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that WTX would have been required to perform it had no such disposition occurred. The Consultant's rights under this Agreement shall not be transferable by assignment or otherwise, shall not be subject to commutation or encumbrance and shall not be subject to the claims of the Consultant's creditors.

            11.   ARBITRATION; INDEMNIFICATION.
                  -----------------------------

                  (a) Any controversy or claim arising out of or in connection with this Agreement shall be settled by arbitration held in New York City in accordance with the rules of the American Arbitration Association then in effect, and judgment upon the award rendered (including an award for money damages) may be entered in any court having jurisdiction. The costs of the arbitration proceedings shall be borne by WTX. Either party may, without inconsistency with this Agreement, seek from a court any interim or provisional relief that may be necessary to protect the rights or property of that party pending the arbitral tribunal's determination of the merits of the controversy.

                  (b) In addition to (and not in lieu of) any of the Consultant's rights to indemnification or otherwise, contained in WTX's certificate of incorporation, by-laws or any other agreement, if any action, suit, proceeding (including any arbitration proceeding) or claim shall be brought or asserted with respect to the enforcement or interpretation of this Agreement or any provision contained herein, WTX, to the full extent permitted by applicable law and its certificate of incorporation and by-laws as in effect on the date hereof, hereby indemnifies the Consultant for his reasonable attorneys' fees and other expenses incurred in connection with such action, suit, proceeding or claim and agrees to pay or reimburse the same promptly upon demand by the Consultant (plus interest at the applicable Federal rate provided in Section 7872(f)(2) of the Internal Revenue Code of 1986, as amended), provided that WTX shall not be obligated to indemnify the Consultant under this Agreement with respect to any action, suit, proceeding or claim brought by the Consultant in which it is finally determined that the Consultant's interpretations of this Agreement at issue, taken as a whole, are less correct than the interpretations asserted by WTX. WTX shall preserve and make available to the Consultant all documents and information now or hereafter in the possession of WTX which may be required by the Consultant for the prosecution or defense of any such action, suit, proceeding or claim.

            12.   WITHHOLDING.
                  ------------

                  WTX shall withhold from all amounts payable to the Consultant under this Agreement all federal, state and local taxes required by law to be withheld with respect to such payments.

            13.   NO MITIGATION OR OFFSET.
                  ------------------------

                  The Consultant shall not be obligated to mitigate the amount of any payment provided for under this Agreement by seeking other employment or taking any other action nor shall the amount of any payment provided for herein be reduced by amounts earned by the Consultant from other employment or otherwise.

            14.   GOVERNING LAW.
                  --------------

                  This Agreement shall be governed by the laws of the State of New York. IN WITNESS WHEREOF, the Consultant and WTX have caused this Agreement to be executed as of the day and year first above written.

                                                WORLDTEX, INC.

                                                By: ____________________________



                                                ________________________________
                                                        Richard J. Mackey

               WITHHOLDING AMOUNTS FROM FEBRUARY 18, 1999 PAYMENT


A.   WTX PAYMENTS
     ------------

     1.   Section 3(a) - 300% of current salary       $  675,000

     2.   Section 3(c) - total of monthly
            installments remaining                     2,228,040

     3.   Section 5(a) - automobile                       65,000

B.   WITHHOLDING
     -----------

     1.   Federal Supplemental Wage Withholding
             (28%)
             -  $675,000 x 28%  = $189,000
             -    65,000 x 28%  =   18,200               207,200

     2.   FICA Withholding  (7.65% of first $68,400
                             plus 1.45% of balance)

             -  $ 68,400 x 7.65%  =$5,232.60              35,343.10
             -  2,076,586.49 (675,000 + 1,404,986.49
                (p.v. of $2,228,040) + 65,000 -
                68,400) x 1.45%  =  30,110.50

C.   NET CASH DUE TO RJM FEBRUARY 18, 1999               432,456.90
     -------------------------------------